Trust for Advised Portfolios
Supplement dated August 22, 2023
to the Prospectus and Statement of Additional Information
dated January 31, 2023, as previously supplemented, for the
Miller Income Fund

The Board of Trustees of Trust for Advised Portfolios (the “Trust”) has approved the reorganization of the Miller Income Fund (the “Acquired Fund”), a series of the Trust, into a newly created series of Advisor Managed Portfolios also called the Miller Income Fund (the “Acquiring Fund”).

The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Acquired Fund. In addition, Miller Value Partners, LLC, the investment adviser to the Acquired Fund, is the investment adviser to the Acquiring Fund and the Acquiring Fund has the same portfolio managers as the Acquired Fund.

To effectuate the reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held immediately prior to the reorganization. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is currently expected to occur on or around November 3, 2023. Prior to the reorganization, shareholders can continue to purchase and sell shares of the Acquired Fund as described in the Prospectus.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.